EXHIBIT 10.21

                              FINDERS FEE AGREEMENT

         This FINDERS FEE Agreement (this "Agreement"), entered into this 25th day of August 2005, sets forth the arrangement between Casimir Capital LP ("Casimir") and TurboWorx, Inc. ("TurboWorx" or, the "Company"), with respect to compensation to which CASIMIR may become entitled under the terms and conditions set forth in this Agreement.

1. PURPOSE. CASIMIR will undertake to contact and present information regarding TurboWorx to certain accredited investors ("Investors"), where the Investors may purchase 17% Promissory Notes from TurboWorx, pursuant to that certain Promissory Note Purchase Agreement attached hereto as Exhibit A (the "Transaction").

2. NON-CIRCUMVENTION. TurboWorx hereby irrevocably agrees not to circumvent, avoid, bypass, or obviate, directly or indirectly, the intent of this Agreement, or to avoid payment of fees to CASIMIR in connection with the Transaction.

3. CASIMIR'S COMPENSATION. If, during the term of this Agreement funding is provided by Investors to TurboWorx pursuant to the Transaction, CASIMIR will earn a cash fee of eight percent (8%) of the principal amount of 17% Promissory Notes issued in the Transaction.

4. CONSUMMATION REQUIRED. In no event will TurboWorx have any liability for compensation to CASIMIR pursuant to this Agreement, unless the Transaction with the Investors is actually consummated during the term of this Agreement.

         TurboWorx shall have the right to select or reject any offer of funding and/or financing from any Investor, for any reason, or for no reason.

5. AGREEMENT NOT EXCLUSIVE. Nothing in this Agreement shall be deemed to prevent TurboWorx from authorizing other parties to locate sources of funding and/or financing for it, and TurboWorx may negotiate for and carry out fundings and/or financings independently of any Investors contacted by CASIMIR, either with or without the assistance of other intermediaries. Nothing in this Agreement shall be deemed to prevent CASIMIR from seeking funding and/or financing on behalf of other parties.

6. INDEPENDENT CONTRACTOR RELATIONSHIP. This Agreement is intended to create an independent contractor relationship between CASIMIR and TurboWorx, which is described in Section 3508 of the Internal Revenue Service Code, and shall be interpreted to effectuate such intent between the parties.

         (a) NO TAXES WITHHELD FROM COMPENSATION. TurboWorx will not withhold any taxes from any compensation paid to CASIMIR according to this Agreement. It is acknowledged and agreed by the parties that TurboWorx has not, is not, and shall not be obligated to make, and that it is the sole responsibility of CASIMIR to make, in connection with compensation paid to CASIMIR according to this Agreement, all periodic filings and payments required to be made in connection with any withholding taxes, FICA taxes, Federal unemployment taxes, and any other federal, state or local taxes, payments or filings required to be paid, made or maintained.

         (b) CASIMIR CONTROLS TIME AND EFFORT. It is agreed that TurboWorx is interested only in the ultimate results of CASIMIR's activities pursuant to this Agreement, and that CASIMIR shall have exclusive control over the time and effort invested by CASIMIR pursuant to this Agreement, and the manner and means of CASIMIR's performance under this Agreement.

         (c) INDEPENDENCE FROM TURBOWORX. The parties further agree that CASIMIR shall have no control or supervision over TurboWorx's employees, officers, directors, representatives or affiliates. CASIMIR will not represent that it is an employee of TurboWorx. CASIMIR shall at all times represent himself and be construed as independent of TurboWorx. CASIMIR shall not, under any circumstances, be deemed to be a servant or employee of TurboWorx for any purpose, including for Federal tax purposes. CASIMIR's relationship to

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                  TurboWorx is that of an independent contractor, and nothing in this Agreement shall constitute this Agreement as a joint venture or partnership between CASIMIR and TurboWorx. CASIMIR shall have no authority to bind TurboWorx or any of its employees, officers, directors, representatives or affiliates by any promise or representation, oral or otherwise, unless specifically authorized in a writing bearing an authorized signature of an TurboWorx officer, director or representative. All discussions and negotiations with any Investors for funding and/or financing shall be conducted by TurboWorx.

7. CONFIDENTIAL INFORMATION. CASIMIR acknowledges that, pursuant to this Agreement, it may be given access to or may become acquainted with certain information, trade secrets or both, of TurboWorx, including but not limited to, confidential information and trade secrets regarding computer programs, designs, skills, patents, pending patents, copyrights, procedures, methods, documentation, plans, drawings, schematics, facilities, customers, policies, marketing, pricing, customer lists and other information and know-how, and TurboWorx's Business Plan and related materials, all relating to or useful to TurboWorx (collectively, the "Confidential Information") and the exclusive property of TurboWorx.

8. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. During the term of this Agreement and for a period of one year thereafter, CASIMIR shall only disclose the Confidential Information in connection with its performance pursuant to this Agreement, subject to the terms and conditions of this Agreement, and otherwise, CASIMIR shall not in any manner, either directly or indirectly, divulge, disclose or communicate to any person or entity, any of the Confidential Information. CASIMIR expressly agrees that the Confidential Information affects the successful and effective conduct of TurboWorx's business and its good will, and that any breach of the terms of this Section by CASIMIR is a breach of this Agreement.

9. EXCEPTIONS TO NONDISCLOSURE. Notwithstanding anything to the contrary contained in this Agreement, CASIMIR shall not be prohibited from disclosing to third parties, or using without the prior written consent of TurboWorx, information that (a) was, on the date of this Agreement, generally known to the public, (b) is as of the date of this Agreement known to CASIMIR, as evidenced by written records in the possession of CASIMIR, (c) is subsequently disclosed to CASIMIR by a third party who is in lawful possession of such information and is not under an obligation of confidence, (d) is disclosed by TurboWorx to third parties generally without restriction on use and disclosure, or (e) is required to be disclosed by law or a final order of a court or other governmental agency or authority of competent jurisdiction, provided, however, reasonable notice prior to any disclosure as required by applicable law or court process shall be given to TurboWorx which would allow TurboWorx sufficient time to attempt to obtain injunctive relief in respect to such disclosure.

10. TERMINATION OF THIS AGREEMENT AND RETURN OF PROPERTY. This Agreement will terminate upon the earliest to occur of (i) October 31, 2005, or (ii) the consummation of the Second Closing, as such term is defined in that certain Securities Purchase Agreement dated as of May 5, 2005 between TurboWorx and DKR SoundShore Oasis Holding Fund Ltd. Further, either CASIMIR or TurboWorx may terminate this Agreement upon thirty (30) days' prior written notice to the other, and, subject to the terms and conditions of this Agreement.

All Confidential Information of TurboWorx, along with all documents relating to TurboWorx's transactions, including TurboWorx's Business Plan and related materials, and any and all manifestations and copies thereof are the property of TurboWorx (collectively, the "Property"). Upon the request of TurboWorx and/or termination of this Agreement by either party, CASIMIR shall, if requested, at TurboWorx's expense, deliver all Property to TurboWorx within ten (10) business days.

11. INDEMNIFICATION. Since Casimir will be acting on behalf of the Company in connection with its engagement hereunder, the Company agrees to the indemnification terms set forth in Exhibit B and, providing for the indemnification of Casimir by the Company. Casimir has entered into this Agreement in reliance on the indemnities set forth in such Indemnification Agreement.

12. NOTICE. Any notice required under this Agreement shall be deemed duly delivered (and shall be deemed to have been duly received if so given), if personally delivered, sent by a reputable courier service, or mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the parties as follows:

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if to the Company, to:        TurboWorx, Inc.
                              3 Enterprise Drive
                              Shelton, CT 06484
                              Attention: Srini Chari, Chief Executive Officer

if to Casimir, to:            Casimir Capital LP
                              489 Fifth Avenue, 2nd Floor
                              New York, NY 10017
                              Attn: ___________

or to such other address as any party may have furnished to the other in writing in accordance with this Section.

13. LAW AND JURISDICTION. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in Paragraph 11 hereof.

EACH OF CASIMIR AND THE COMPANY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS AGREEMENT.

14. SEVERABILITY. If the law does not allow a provision of this Agreement to be enforced, such unenforceable provision shall be amended to become enforceable and reflect the intent of the parties, and the rest of the provisions of this Agreement shall remain in effect.

15. WAIVER. The failure of any party, in any instance, to insist upon strict enforcement of the provisions of this Agreement shall not be construed to be a waiver or relinquishment of enforcement in the future, and the terms of this Agreement shall continue to remain in full force and effect.

16.      ASSIGNABILITY. This Agreement shall not be assignable by either party.

17. AMENDMENT. This Agreement may only be amended or modified in a writing signed by both of the parties and referring to this Agreement.

18. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter of this Agreement and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter of this Agreement.

19. EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one in the same instrument. Confirmation of execution by electronic transmission of a facsimile signature shall be binding on the confirming party.

SIGNING THIS AGREEMENT INDICATES ACCEPTANCE OF THE TERMS OF THIS AGREEMENT.

Casimir                                        TurboWorx:

By: /s/ Richard Sands                       By: /s/ Srini Chari
   ----------------------------------          ---------------------------------
Name:  Richard Sands                        Name:  Srini Chari
Title: President and CEO                    Title: President and CEO

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                                    EXHIBIT A

                       PROMISSORY NOTE PURCHASE AGREEMENT














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                                    EXHIBIT B

                        INDEMNIFICATION AND CONTRIBUTION

         In consideration of the agreement of Casimir Capital LLP ("Casimir") to act as finder on behalf of the Company pursuant to this Finders Fee Agreement (the "Agreement"), the Company agrees to indemnify and hold harmless Casimir, its affiliates, and each of their respective affiliates, directors, officers, agents, advisors, consultants, employees and controlling persons (as defined in the Securities Act of 1933, as amended) (Casimir and each such other person or entity are hereinafter referred to as an "Indemnified Person"), from and against any losses, claims, damages, expenses and liabilities or actions in respect thereof (collectively, "Losses"), as they may be incurred, including all reasonable legal fees and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any Losses, whether or not in connection with any pending or threatened litigation in which any Indemnified Person is a named party or to which any of them may become subject and which are related to or arise out of any act, omission, transaction or event contemplated by the Agreement, Casimir's role in connection therewith, or in connection with any information including, without limitation, Investor Materials provided to purchasers or prospective purchasers of securities. The Company will not, however, be responsible under the foregoing provisions with respect to any Losses to the extent that a court of competent jurisdiction shall have determined by a final judgment that such Losses resulted from an Indemnified Person's willful misconduct, bad faith or gross negligence.

         If the indemnity referred to hereunder should be, for any reason whatsoever, unenforceable, unavailable or otherwise insufficient to hold each Indemnified Person harmless for all Losses incurred by it, the Company shall pay to or on behalf of each Indemnified Person contributions for Losses so that each Indemnified Person ultimately bears only a portion of such Losses as is appropriate (i) to reflect the relative benefits received by each such Indemnified Person, respectively, on the one hand and the Company on the other hand in connection with the transaction that is the subject of the Agreement (the "Transaction") or (ii) if the allocation on that basis is not permitted by applicable law, to reflect not only the relative benefits referred to in clause
(i)  above  but  also  the  relative  fault  of each  such  Indemnified  Person, respectively, and the Company as well as any other relevant equitable considerations; provided, however, that in no event shall the aggregate contribution of all Indemnified Persons to all Losses exceed the amount of the fees actually received by Casimir pursuant to the Agreement. The respective relative benefits received by Casimir and the Company in connection with the Transaction shall be deemed to be in the same proportion as the aggregate fees (excluding reimbursement of expenses) paid to Casimir under the Agreement bear to the gross proceeds and/or other consideration paid, or proposed to be paid, for the Transaction. The relative fault of each Indemnified Person and the Company shall be determined by reference to, among other things, whether the actions or omissions to act were by such Indemnified Person or the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission to act.

         The Company also agrees that no Indemnified Person shall have any liability to the Company or its affiliates, directors, officers, employees, agents, advisors, shareholders or interest holders, directly or indirectly, related to or arising out of the Agreement, except Losses incurred by the Company that a court of competent jurisdiction shall have determined by a final judgment to have resulted from such Indemnified Person's willful misconduct, bad faith or gross negligence. In no event, regardless of the legal theory advanced, shall any Indemnified Person be liable for any consequential, indirect, incidental or special damages of any nature. If multiple claims are brought against an Indemnified Person in an arbitration, with respect to at least one of which indemnification is permitted under applicable law and provided for hereunder, the Company agrees that any arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the arbitration award expressly states that the award, or any portion thereof, is based solely on a claim as to which indemnification is not available.

         Promptly after receipt by any Indemnified Persons of notice of any pending or threatened litigation, such Indemnified Persons will promptly notify the Company in writing of such matter; provided, however, that the failure to provide such prompt notice to the Company shall not relieve the Company of any liability which it may have to any Indemnified Person except to the extent such failure to provide such prompt notice to the Company has materially prejudiced the defense of the litigation. In the event any such action is brought against any Indemnified Person, the Company shall be entitled to participate therein and to assume the

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defense thereof, with counsel reasonably satisfactory to the Indemnified Person;
unless,   however,  the  Indemnified  Person  reasonably   determines  that  the
representation of the Indemnified Person and the Company by the same counsel would be inappropriate due to actual or potential differing interests between them, including situations in which there are one or more legal defenses available to the Indemnified Person that are different from or additional to those available to the Company. In such event, the Indemnified Person shall have the right to assume its own defense, with counsel reasonably satisfactory to the Company, and shall so signify by promptly notifying the Company in writing of its decision. Such decision shall not relieve the Company of any liability which it may have to the Indemnified Person, including the reimbursement of any reasonable legal or other expenses incurred in connection with the Indemnified Person's defense; provided that in no event shall the Company be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all Indemnified Persons in connection with any action. The Company shall not, without the prior written consent of Casimir, effect any settlement, compromise, consent or termination of any pending or threatened proceeding arising out of or relating to the engagement for which indemnification could be claimed by any Indemnified Person hereunder, unless such settlement, compromise, consent or termination includes an express, complete release of all Indemnified Persons from all liability as to all asserted or potential claims against each such Indemnified Person.

         The obligations of the Company referred to above shall be in addition to any rights that any Indemnified Person may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of any Indemnified Person and the Company. The provisions set forth in this Exhibit B shall remain operative and in full effect regardless of (i) the completion by Casimir of its assignment under the Agreement or (ii) any termination of the Agreement or any Indemnified Person. Solely for purposes of this Indemnification Agreement, the Company hereby consents to personal jurisdiction, service and venue in any court in which any claim or proceeding which is subject to this Agreement is brought against any Indemnified Person and waives any defense of lack of personal jurisdiction and irrevocably agrees that all charges in respect of any suit, action or proceeding may be heard or determined by any such court. The parties hereto waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of this Agreement or any transaction or conduct in connection therewith. This Indemnification Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflicts of law. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties thereto.

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